Exhibit 32.1 CERTIFICATION OF PERIODIC REPORT

I, Robert Klein, President and Chief Executive Officer of Avalon Energy Corporation Ltd., a Delaware Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes- Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2005

/s/ Robert Klein
----------------
Robert Klein
President and Chief Executive Officer